UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to Current Report corrects formatting errors appearing in the Consolidated Statements of Operations included in the copy of the press release furnished as Exhibit 99.1 to the Current Report on Form 8-K filed January 22, 2013 in (1) Operating Revenue: Passenger: Mainline for the Year Ended December 31, 2012 and (2) Net Income for the Three Months Ended December 31, 2011.

Item 2.02       Results of Operations and Financial Condition.

Delta Air Lines, Inc. today issued a press release reporting financial results for the quarter ended December 31, 2012. The press release is furnished as Exhibit 99.1. The information furnished in this Form 8-K shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press Release dated January 22, 2013 titled “Delta Air Lines Announces December Quarter Profit”

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Paul A. Jacobson
Date: January 22, 2013	Paul A. Jacobson Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated January 22, 2013 titled “Delta Air Lines Announces December Quarter Profit”

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